NORTHERN LIFE

ADVANTAGE CENTURY PLUSSM ANNUITY

INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS
ISSUED BY
SEPARATE ACCOUNT ONE
NORTHERN LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUS DATED
MAY 1, 2000

In the prospectus, we describe how the Contract Owner may purchase a rider to the Contract that entitles the Contract Owner to change the Specified Contract Anniversary to the first Contract Anniversary immediately preceding the Contract Owner’s death. This rider is not available for Contracts issued in the State of Texas.

January 8, 2001

PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS

For Use in the State of Texas Only